EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

                            VOCALSCAPE NETWORKS, INC.

      STOCK PURCHASE AGREEMENT (this "Agreement") made as of the date set forth on the signature page hereof by and between Vocalscape Networks, Inc., a Nevada corporation (the "Company"), and Robert Koch (the "Purchaser").

                                   WITNESSETH:

      WHEREAS, the Company is offering in a private placement (the "Offering") up to Twenty Thousand (20,000) shares of its Series A Convertible Preferred Stock, par value $0.001 per share (the "Shares"), for consideration of the agreement of the Purchaser to cancel $5,000 of debt (the "Cancellation of Debt") owed by the Company to the Purchaser pursuant to that certain Promissory Note dated January 27, 2004 (the "Promissory Note");

      WHEREAS, the obligations to pay the holder of the Promissory Note were assumed by Vocalscape Networks, Inc. (then a wholly owned subsidiary of Vocalscape, Inc.) and, in turn, assumed by the Company pursuant to that certain merger on October 4, 2005, by and between the Company (then named "Dtomi, Inc.") and Vocalscape Networks, Inc. (which merged into Dtomi, Inc.; after consummation of the merger Dtomi, Inc. changed its name to "Vocalscape Networks, Inc."), with such assumptions of the Promissory Note being consented to by the holder of the Promissory Note;

      WHEREAS, Bedford Investments, LLC, the original holder of the Promissory Note, has assigned all rights, title and interest the Promissory Note to Purchaser, with such assignment not requiring the consent of the maker of the Promissory Note;

      WHEREAS, Purchaser, being a duly elected and incumbent officer and director of the Company, is an "accredited investor" as such terms is defined under Rule 501(a) of the Securities Act of 1933, as amended (the "Act");

      WHEREAS, the Company is offering the Shares pursuant to the exemption from registration promulgated under Rule 506 of Regulation D of the Act;

      WHEREAS, the Purchaser desires to purchase that number of Shares set forth on the signature page hereof on the terms and conditions hereinafter set forth; and

      WHEREAS, the closing price for shares of common stock on the Over-the-Counter Bulletin Board on January 9, 2006, was $.17 per share.

      NOW, THEREFORE, in consideration of the premises and the mutual representations and covenants hereinafter set forth, the parties hereto agree as follows:

      1. Subscription for Shares and Representations by Purchaser.

            1.1 Subject to the terms and conditions hereinafter set forth, the Purchaser hereby irrevocably subscribes for and agrees to purchase from the Company such Shares as is set forth upon the signature page hereof and the Company agrees to sell such Shares to the Purchaser for the Cancellation of Debt. A stock certificate representing the Shares will be delivered by the Company to the Purchaser promptly following the execution of this Agreement, pursuant to written instructions provided by Purchaser to the Company.

            1.2 The Purchaser recognizes that the purchase of Shares involves a high degree of risk in that (i) the Company remains an early stage business with a limited operating history and will require funds in addition to the proceeds of the Offering, (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company, (iii) the Purchaser may not be able to liquidate its investment, (iv) transferability of the Shares is extremely limited, and (v) in the event of a disposition, the Purchaser could sustain the loss of its entire investment.

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            1.3 The Purchaser represents that the Purchaser is (i) an
      "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act, (ii) a duly elected and incumbent officer and director of the Company, and (iii) is able to bear the economic risk and illiquidity of an investment in the Shares, and

            1.4 The Purchaser hereby acknowledges and represents that (i) the Purchaser has prior investment experience, including investment in non-listed and unregistered securities, or that the Purchaser has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Purchaser and to all other prospective investors to evaluate the merits and risks of such an investment on the Purchaser's behalf, (ii) the Purchaser recognizes the highly speculative nature of an investment in the Shares, and (iii) the Purchaser is able to bear the economic risk and illiquidity which the Purchaser assumes by investing in the Shares.

            1.5 To the extent necessary, the Purchaser has retained, at its own expense, and relied upon the advice of appropriate professionals regarding the investment, tax and legal merits and consequences of this Agreement and its purchase of the Shares hereunder.

            1.6 The Purchaser understands that none of the Shares have been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Purchaser's investment intention. In this connection, the Purchaser hereby represents that the Purchaser is purchasing the Shares for the Purchaser's own account for investment and not with a view toward the resale or distribution thereof to others. The Purchaser, if an entity, was not formed for the purpose of purchasing the Shares. The Purchaser understands that Rule 144 promulgated under the Act requires, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act.

            1.7 The Purchaser understands and hereby acknowledges that the Company is under no obligation to register the Shares under the Act or any state securities or "blue sky" laws. The Purchaser consents that the Company may, if it desires, permit the transfer of the Shares out of the Purchaser's name only when the Purchaser's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively, "Securities Laws").

            1.8 The Purchaser consents to the placement of a legend on any certificate or other document evidencing the Shares indicating that such Shares have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Purchaser is aware that the Company will make a notation in its appropriate records and issue "stop transfer" instructions to its transfer agent with respect to the restrictions on the transferability of such Shares.

      2. Representations by the Company.

      The Company hereby represents and warrants to the Purchaser that:

            2.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and lawful authority to conduct its business as presently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business presently conducted by it or the properties owned, leased or operated by it, makes such qualification or licensing necessary and where the failure to be so qualified or licensed would have a material adverse effect upon the business, prospects or financial condition of the Company.

            2.2 Capitalization and Voting Rights. The Company is authorized to issue 100 million shares of common stock, $0.001 par value, of which approximately 1,539,009 shares are issued and outstanding as of December 31, 2005, and 25 million shares of preferred stock, $0.001 par value, none of which are issued and outstanding. All issued and outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. Except as set forth in this Agreement or in the Company's filings made with the Securities and Exchange Commission (the "SEC Filings"), there are no outstanding options, warrants, agreements, commitments, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company nor are there any agreements, promises or commitments to issue any of the foregoing. Except as set forth in the SEC Filings, in this Agreement and as otherwise required by law, there are no restrictions upon the voting or transfer of the Shares pursuant to the Company's Articles of Incorporation, as amended, (the "Articles of Incorporation"), Bylaws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound; provided, however, that the Shares will be subject to restrictions on transfer and Securities Laws as provided herein.

            2.3 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Shares have been duly and validly authorized and, upon the issuance and delivery thereof and payment therefor as contemplated by this Agreement, will be free and clear of liens (other than any liens created by or imposed on the holders thereof through no action of the Company), duly and validly authorized and issued, fully paid and nonassessable. The issuance and sale of the Shares contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person.

            2.4 No Conflict; Governmental Consents.

            (a) The execution and delivery by the Company of this Agreement, the consummation of the transactions contemplated hereby and the offer and sale of the Shares will not result in the violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound that would have a material adverse effect upon the business or financial condition of the Company, or of any provision of the Articles of Incorporation or Bylaws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company that would have a material adverse effect upon the business or financial condition of the Company.

            (b) No consent, waiver, approval, authorization or other order of any governmental authority or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issuance and sale of the Shares, except for such consents, waivers, approvals, authorizations, orders or filings as may be required to be obtained or made, and which shall have been obtained or made at or prior to the required time and except for such consents, waivers, approvals, authorizations, orders or filings that would not materially adversely affect the business, property, financial condition or results of operations of the Company.

            2.5 Licenses. The Company has all licenses, permits and other governmental authorizations currently required for the conduct of its business or ownership of properties and is in all material respects complying therewith, except for any licenses, permits or other governmental authorizations which would not materially adversely affect the business, property, financial condition, or results of operations of the Company.

            2.6 Litigation. The Company knows of no pending or threatened legal or governmental proceedings against the Company which could materially adversely affect the business, property, financial condition or results of operations of the Company.

            2.7 Investment Company. The Company is not an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

      3. Conditions to Obligations of the Purchaser and the Company.

            3.1 The Purchaser's obligation to purchase the Shares is subject to the fulfillment of the following conditions, which conditions may be waived at the option of each Purchaser to the extent permitted by law:

            (a) Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

            (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

            (c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

            (d) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person to issue the Shares which consent or approval shall not have been obtained (except as may otherwise be provided in this Agreement).

            3.2 The Company's obligation to sell the Shares at the Closing is subject to the fulfillment on or prior to the Closing Date of the following conditions, which conditions may be waived at the option of the Company to the extent permitted by law:

            (a) Acknowledgements, Representations and Warranties. The acknowledgements, representations and warranties made by the Purchaser in
Section 1 hereof shall be true and correct in all respects when made, and shall be true and correct in all material respects on the date that the transactions contemplated in Section 1 are consummated with the same force and effect as if they had been made on and as of said date; provided, however, that any acknowledgement, representation or warranty made by the Purchaser that is not true and correct and as a result the Purchaser is not an "accredited investor" under Rule 501 under Regulation D of the Act or the Company is not able to rely upon a private placement exemption under Rule 506 under Regulation D of the Act for the issuance of the Shares will automatically be deemed to be material. If any such representations, warranties or acknowledgements shall not be true and accurate in any respect prior to the Closing, the undersigned shall give immediate written notice of such fact to the Company, and to its representatives, if any, specifying which representations, warranties or acknowledgements are not true and accurate and the reason therefor.

            (b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to such purchase shall have been performed or complied with in all material respects.

            (c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

            (d) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person to issue the Shares which consent or approval shall not have been obtained (except as may otherwise be provided in this Agreement).

      4. Miscellaneous.

            4.1 Any notice or other communication given hereunder shall be deemed sufficient in writing and sent by (a) telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received); or (b) registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed to Vocalscape Networks, Inc., 305 - 1847 West Broadway, Vancouver, British Columbia, Canada V6J 1Y6, Attention: President. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

            4.2 Except as set forth in Section 4.9, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

            4.3 Upon the execution and delivery of this Agreement by the Purchaser, this Agreement shall become a binding obligation of the Purchaser with respect to the purchase of Shares as herein provided, subject to acceptance by the Company; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other purchasers and to add and/or delete other persons as purchasers.

            4.4 Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Washington, United States of America, without regard to principles of conflicts of law.

            4.5 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

            4.6 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

            4.7 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

            4.8 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

            4.9 The Purchaser agrees not to issue any public statement with respect to the Purchaser's investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

            4.10 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

            4.11 Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context.

      IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                            [signature page follows]

Number of Shares Subscribed:       20,000 shares of Series A Convertible
                                   Preferred Stock

Multiplied by Debt Cancelled:      $.25 cancellation of debt per share purchased

Equals Subscription Amount of
Debt Cancelled:                    $5,000 of cancellation of debt under the
                                   Promissory Note

Name in which securities should
be issued:                         Robert Koch

PURCHASER:

By:  ________________________________       Date:  January ___, 2006
     Name: Robert Koch

Address:  ___________________________

Telephone:  _________________________

Facsimile:  _________________________

Tax ID or Social Security Number:  ____________________________

This Subscription Agreement is agreed to and accepted as of January ___, 2006.

VOCALSCAPE NETWORKS, INC.

By:  ________________________________
     Name: Ron McIntyre
     Title: President